                                                                   EXHIBIT 10.03

                                  SHARES PLEDGE

                                     between

HYCOR BIOMEDICAL INC., a corporation under the laws of the State of Delaware, U.S. and having its principal place of business at 18800 Von Karmen Avenue, Irvine, California 92612-1517, United States ("HYCOR")

                                       and

[        ] ("THE PLEDGEE")

WHEREAS:-

(A) Hycor and the Pledgee are parties to a Loan Note dated of even date herewith and Hycor has agreed, in security of its obligations to make payment under the Loan Note, to grant this Shares Pledge.

(B) The Board of Directors of Hycor is satisfied that entering into this Shares Pledge is to the benefit of Hycor and for the purpose of its business.

1.       DEFINITIONS AND INTERPRETATION

1.1 In this Shares Pledge the following expressions shall, unless the context otherwise requires, have the meaning set opposite them respectively:-

         "Cogent" Cogent Diagnostics Limited, a company incorporated under the Companies Acts with registered number SC122739

         "Default"         is deemed to occur (a) should the Secured Liabilities
                           Liabilities not be repaid (subject to any applicable grace period) pursuant to the Loan Note or (b) in the event of material default in Hycor's obligations hereunder or under the Loan Note which default, if remediable, has not been so remedied within a period of 30 days (or such longer period as may be stated in the notice) of service of notice of default by the Pledgee specifying (in reasonable detail) the default and the action required to remedy same

         "Loan Note"       the loan note for the principal sum of [ ] between
                           Hycor and the Pledgee dated of even date with this Shares Pledge

    "Secured Liabilities"  all sums of capital and relative interest, or the outstanding balance from time to time or relative interest thereon, which may be due or become due by Hycor to the Pledgee in terms of the Loan Note

    "Pledged Securities"   [ ] Ordinary Shares of 25p each in the
                           capital of Cogent which are to be held subject to the terms and conditions of this Shares Pledge (and all other shares, benefits or rights accruing pursuant to Clause 4.1(c))

1.2 In this Shares Pledge, where the context so admits any reference to a person shall include a body corporate, reference to the singular shall include the plural and vice versa, the use of the masculine provision shall include the feminine and reference to a Clause shall mean a reference to a Clause of this Shares Pledge.

2.       TRANSFER IN SECURITY

2.1      Hycor, as security for the Secured Liabilities:-

         (a) hereby assigns to the Pledgee its whole right, title, interest and benefit in and to the Pledged Securities; and

         (b) undertakes to deliver to the Pledgee forthwith a duly executed share transfer form in respect of the Pledged Securities made out in favour of the Pledgee together with the relevant Share Certificate and to procure the registration of the Pledgee in the Register of Members of Cogent in respect of the Pledged Securities.

2.2 The Pledgee hereby acknowledges that, notwithstanding any transfer or delivery to it ex facie absolutely of the Pledged Securities and any registration of the Pledged Securities in the name of the Pledgee or any person holding to the order of the Pledgee, the Pledged Securities are and shall truly be held by it as security for the payment of the Secured Liabilities on the terms and conditions of this Shares Pledge.

3.       WARRANTIES

         Hycor hereby warrants (a) the Pledged Securities are not charged to any other person, and (b) Hycor has not sold, transferred or assigned, or agreed to sell, transfer, or assign, any interest in the Pledged Securities to anyone other than the Pledgee.

4.       DEFAULT

4.1      So long as no Default shall have occurred:-

                  (a) Hycor shall be entitled to exercise any and all voting rights and other powers pertaining to the Pledged Securities or any part thereof (and, if required, so direct the registered holder of the Pledged Securities) for any purpose not inconsistent with the terms of this Shares Pledge;

                  (b) Subject to Clause 7 hereof Hycor shall be entitled to receive and retain any and all dividends and interest paid in respect of the Pledged Securities (and the Pledgee agrees to execute such documents as it may from time to time consider to be appropriate to give effect thereto); and

                  (c) the Pledgee shall be entitled to receive and retain in security any and all allotments, rights and benefits whatsoever at any time issued by Cogent and accruing or arising in respect of Pledged Securities and all stocks, shares, rights, money or property accruing thereto or offered at any time by way of conversion, bonus, option or otherwise in respect thereof, but so that the Pledgee shall not in any circumstances incur any liability whatsoever in respect of any calls, instalments or otherwise in connection therewith.

4.2      After the occurrence of a Default, and in satisfaction of the Secured
         Liabilities:

                  (a) all rights of Hycor to exercise the voting rights and other powers which they would otherwise be entitled to exercise pursuant to Clause 4.1 (a) and to receive the dividends and interest payments which they would otherwise be authorised to receive and retain pursuant to Clause 4.1 (b) shall cease, and, if and so long as the Pledgee is, or is entitled to be, registered as the holder of the Pledged Securities in the register of members of the Company all such rights shall become vested in the Pledgee which shall have the sole right to exercise such voting rights and to receive such dividends and interest payments;

                  (b) all dividends and interest payments which are received by Hycor contrary to the provisions of Clause 4.2 (a) shall, if, and for so long as the Pledgee is or is entitled to be, registered as the holder of the Pledged Securities in the register of members of Cogent, be received in trust for the benefit of the Pledgee, shall be segregated from other funds of Hycor and shall be forthwith paid over to the Pledgee;

                  (c) Hycor shall on demand execute and do all such transfers, assurances and things which the Pledgee may from time to time reasonably require for perfecting its title to any Pledged Securities; and

                  (d) the Pledgee may sell or convert into money all or any part of the Pledged Securities for such consideration as the Pledgee may think fit and Hycor hereby waives any pre-emption rights it may have in respect of any transfer thereof whether under the Articles of Cogent or otherwise.

5.       RECONVEYANCE

         Upon Hycor irrevocably ceasing to be under any liability to the Pledgee in respect of the Secured Liabilities, or in the event of the Pledgee agreeing to release the Pledged Securities for any other reason, the Pledgee shall transfer to Hycor and Hycor shall accept the transfer of, all Pledged Securities then held by the Pledgee and the Pledgee shall co-operate (and sign all such transfers, assurances and things reasonably required) in procuring the registration of such Pledged Securities in the name of Hycor or as Hycor shall direct.

6.       FURTHER ASSURANCE

         Hycor shall on demand execute and do all such transfers, assurances and things which the Pledgee may reasonably require with a view to, or in connection with, ensuring the validity, binding effect and enforceability of the security hereby constituted or intended to be constituted.

7.       RESTRICTIONS

         Hycor agrees that, save with the prior written consent of the Pledgee, it will procure that, during the period in which the Secured Liabilities are outstanding:

                  (a) there will be no increase, reduction, consolidation sub-division or variation in the authorised or issued share capital of Cogent;

                  (b) there will be no variation or abrogation of the rights attached to any class or shares in the capital of Cogent;

                  (c) no other options, warrants or rights to subscribe for or be allotted shares in Cogent, shall be granted by Hycor or Cogent;

                  (d) no amendment will be made to the Memorandum or Articles of Association of Cogent;

                  (e) there will be no disposal of or fixed charge granted over the whole, or any substantial part, of the business, undertaking or assets (particularly any patent, trademark or the standard operating procedures or quality manual) of Cogent, whether by a single transaction or a series of transactions (except in the ordinary course of business);

                  (f) no resolution shall be passed or petition granted by Hycor or Cogent for the winding-up of Cogent or the appointment of any receiver or any application made by Hycor or Cogent for administration or any similar order in respect of Cogent;

                  (g) there will be no declaration or payment of any dividend or other distribution by Cogent; and

                  (h)   Cogent will continue to trade in the normal course.

8.       INDEMNITY

         Hycor will indemnify the Pledgee in respect of all liabilities and expenses incurred by it in good faith in the execution of any rights, powers or discretions vested in it pursuant hereto as a result of being the registered holder of the Pledged Securities or as bearer thereof.

9.       GOVERNING LAW

         This Agreement shall be governed by and construed in accordance with the law of Scotland and Hycor herby irrevocably prorogates and submits to the jurisdiction of the Court of Session in Scotland. IN WITNESS WHEREOF these presents consisting of this, the preceding five pages are executed as follows:-

SUBSCRIBED for and on behalf of
HYCOR BIOMEDICAL INC
at
on the                day of July 1997          ................................
by                                                         Director

Director
in the presence of:-

Witness ................................

Full Name ..............................

Address ................................

 ........................................